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                                                            Exhibit 4.4

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                           CHUBB CAPITAL CORPORATION

                                                      , Issuer

                                      AND

                             THE CHUBB CORPORATION

                                                      , Guarantor

                                      AND

                       THE FIRST NATIONAL BANK OF CHICAGO

                                                      , Trustee

                                   Indenture

                        Dated as of __________ __, 199_

           Providing for the Issuance of Subordinated Debt Securities

                                   ----------


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                               TABLE OF CONTENTS

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                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.1.    Certain Terms Defined . . . . . . . . . . . . . . . . . . . . . . .    1


                                   ARTICLE 2

                                   SECURITIES

SECTION 2.1.    Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . .    7
SECTION 2.2.    Form of Trustee's Certificate of Authentication . . . . . . . . . .    7
SECTION 2.3.    Amount Unlimited; Issuable in Series  . . . . . . . . . . . . . . .    8
SECTION 2.4.    Authentication and Delivery of Securities . . . . . . . . . . . . .   11
SECTION 2.5.    Execution of Securities . . . . . . . . . . . . . . . . . . . . . .   12
SECTION 2.6.    Certificate of Authentication . . . . . . . . . . . . . . . . . . .   12
SECTION 2.7.    Denomination and Date of Securities; Payments of Interest . . . . .   13
SECTION 2.8.    Registration, Transfer and Exchange . . . . . . . . . . . . . . . .   14
SECTION 2.9.    Mutilated, Defaced, Destroyed, Lost and Stolen Securities . . . . .   15
SECTION 2.10.   Cancellation of Securities; Destruction Thereof . . . . . . . . . .   17
SECTION 2.11.   Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . .   17


                                   ARTICLE 3

                          GUARANTEE OF DEBT SECURITIES

SECTION 3.1.    Unconditional Guarantee . . . . . . . . . . . . . . . . . . . . . .   18
SECTION 3.2.    Execution of Guarantees . . . . . . . . . . . . . . . . . . . . . .   19


                                   ARTICLE 4

                   COVENANTS OF THE ISSUER AND THE GUARANTOR

SECTION 4.1.    Payment of Principal and Interest . . . . . . . . . . . . . . . . .   20
SECTION 4.2.    Offices for Payments, etc.  . . . . . . . . . . . . . . . . . . . .   20
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
SECTION 4.3.    Appointment to Fill a Vacancy in Office of Trustee  . . . . . . . .   21
SECTION 4.4.    Paying Agents . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
SECTION 4.5.    Certificate of the Issuer . . . . . . . . . . . . . . . . . . . . .   22
SECTION 4.6.    Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . .   22
SECTION 4.7.    Certificate of the Guarantor  . . . . . . . . . . . . . . . . . . .   22
SECTION 4.8.    Guarantor to Maintain Office or Agency  . . . . . . . . . . . . . .   22
SECTION 4.9.    Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . .   23


                                   ARTICLE 5

                       SECURITYHOLDERS' LISTS AND REPORTS
                         BY THE ISSUER AND THE TRUSTEE

SECTION 5.1.    Securityholders' Lists  . . . . . . . . . . . . . . . . . . . . . .   23
SECTION 5.2.    Reports by the Issuer and the Guarantor . . . . . . . . . . . . . .   24
SECTION 5.3.    Reports by the Trustee  . . . . . . . . . . . . . . . . . . . . . .   24


                                   ARTICLE 6

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

SECTION 6.1.    Event of Default Defined; Acceleration of Maturity; Waiver of
                Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 6.2.    Collection of Indebtedness by Trustee; Trustee May Prove Debt . . .   27
SECTION 6.3.    Application of Proceeds . . . . . . . . . . . . . . . . . . . . . .   30
SECTION 6.4.    Suits for Enforcement . . . . . . . . . . . . . . . . . . . . . . .   32
SECTION 6.5.    Restoration of Rights on Abandonment of Proceedings . . . . . . . .   32
SECTION 6.6.    Limitations on Suits by Securityholders . . . . . . . . . . . . . .   32
SECTION 6.7.    Unconditional Right of Securityholders to Institute Certain
                Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
SECTION 6.8.    Powers and Remedies Cumulative; Delay or Omission Not Waiver
                of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
SECTION 6.9.    Control by Securityholders  . . . . . . . . . . . . . . . . . . . .   34
SECTION 6.10.   Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . .   34
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
SECTION 6.11.   Trustee to Give Notice of Default, But May Withhold in Certain
                Circumstances . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
SECTION 6.12.   Right of Court to Require Filing of Undertaking to Pay Costs  . . .   35
SECTION 6.13.   Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . .   36


                                  ARTICLE 7

                           CONCERNING THE TRUSTEE

SECTION 7.1.    Duties and Responsibilities of the Trustee; During Default;
                Prior to Default  . . . . . . . . . . . . . . . . . . . . . . . . .   36
SECTION 7.2.    Certain Rights of the Trustee . . . . . . . . . . . . . . . . . . .   38
SECTION 7.3.    Trustee Not Responsible for Recitals, Disposition of Securities
                or Application of Proceeds Thereof. . . . . . . . . . . . . . . . .   39
SECTION 7.4.    Trustee and Agents May Hold Securities; Collections, etc. . . . . .   40
SECTION 7.5.    Moneys Held by Trustee  . . . . . . . . . . . . . . . . . . . . . .   40
SECTION 7.6.    Compensation and Indemnification of Trustee and Its Prior Claim . .   40
SECTION 7.7.    Right of Trustee to Rely on Officers' Certificate, etc.   . . . . .   41
SECTION 7.8.    Persons Eligible for Appointment as Trustee . . . . . . . . . . . .   41
SECTION 7.9.    Resignation and Removal; Appointment of Successor Trustee . . . . .   41
SECTION 7.10.   Acceptance of Appointment by Successor Trustee  . . . . . . . . . .   43
SECTION 7.11.   Merger, Conversion, Consolidation or Succession to Business of
                Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45


                                  ARTICLE 8

                       CONCERNING THE SECURITYHOLDERS

SECTION 8.1.    Evidence of Action Taken by Securityholders . . . . . . . . . . . .   45
SECTION 8.2.    Proof of Execution of Instruments and of Holding of Securities  . .   46
SECTION 8.3.    Holders to be Treated as Owners . . . . . . . . . . . . . . . . . .   46
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
SECTION 8.4.    Securities Owned by Issuer or the Guarantor Deemed Not Outstanding.   46
SECTION 8.5.    Right of Revocation of Action Taken . . . . . . . . . . . . . . . .   47


                                  ARTICLE 9

                           SUPPLEMENTAL INDENTURES

SECTION 9.1.    Supplemental Indentures Without Consent of Securityholders  . . . .   48
SECTION 9.2.    Supplemental Indentures With Consent of Securityholders . . . . . .   50
SECTION 9.3.    Effect of Supplemental Indenture  . . . . . . . . . . . . . . . . .   52
SECTION 9.4.    Documents to Be Given to Trustee  . . . . . . . . . . . . . . . . .   52
SECTION 9.5.    Notation on Securities in Respect of Supplemental Indentures  . . .   52
SECTION 9.6     Subordination Unimpaired  . . . . . . . . . . . . . . . . . . . . .   52



                                 ARTICLE 10

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 10.1.   Issuer May Consolidate, etc., on Certain Terms  . . . . . . . . . .   53
SECTION 10.2.   Successor Corporation Substituted . . . . . . . . . . . . . . . . .   54
SECTION 10.3.   Merger, Consolidation or Sale of Assets by the Guarantor  . . . . .   54
SECTION 10.4.   Successor Corporation to the Guarantor  . . . . . . . . . . . . . .   55
SECTION 10.5.   Opinion of Counsel to Trustee . . . . . . . . . . . . . . . . . . .   55


                                 ARTICLE 11

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                              UNCLAIMED MONEYS

SECTION 11.1.   Satisfaction and Discharge of Indenture . . . . . . . . . . . . . .   56
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
SECTION 11.2.   Application by Trustee of Funds Deposited for Payment of
                Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
SECTION 11.3.   Repayment of Moneys Held by Paying Agent  . . . . . . . . . . . . .   57
SECTION 11.4.   Return of Moneys Held by Trustee and Paying Agent Unclaimed
                for Three Years . . . . . . . . . . . . . . . . . . . . . . . . . .   57


                                 ARTICLE 12

                          MISCELLANEOUS PROVISIONS

SECTION 12.1.   Incorporators, Stockholders, Officers and Directors of Issuer
                and Guarantor Exempt from Individual Liability  . . . . . . . . . .   58
SECTION 12.2.   Provisions of Indenture for the Sole Benefit of Parties
                and Securityholders . . . . . . . . . . . . . . . . . . . . . . . .   58
SECTION 12.3.   Successors and Assigns of Issuer and Guarantor Bound by Indenture .   58
SECTION 12.4.   Notices and Demands on Issuer, Guarantor, Trustee and
                Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 12.5.   Officers' Certificates and Opinions of Counsel; Statements
                to Be Contained Therein . . . . . . . . . . . . . . . . . . . . . .   60
SECTION 12.6.   Payments Due on Saturdays, Sundays and Holidays . . . . . . . . . .   61
SECTION 12.7.   Conflict of Any Provision of Indenture with Trust Indenture
                Act of 1939 . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 12.8.   New York Law to Govern  . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 12.9.   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 12.10.  Effect of Headings  . . . . . . . . . . . . . . . . . . . . . . . .   62


                                 ARTICLE 13

                 REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 13.1.   Applicability of Article  . . . . . . . . . . . . . . . . . . . . .   62
SECTION 13.2.   Notice of Redemption; Partial Redemptions . . . . . . . . . . . . .   62
SECTION 13.3.   Payment of Securities Called for Redemption . . . . . . . . . . . .   64
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
SECTION 13.4.   Exclusion of Certain Securities from Eligibility for
                Selection for Redemption  . . . . . . . . . . . . . . . . . . . . .   65
SECTION 13.5.   Mandatory and Optional Sinking Funds  . . . . . . . . . . . . . . .   65



                                 ARTICLE 14

                          CONVERSION OF SECURITIES

SECTION 14.1.   Applicability of Article  . . . . . . . . . . . . . . . . . . . . .   69
SECTION 14.2.   Exercise of Conversion Privilege  . . . . . . . . . . . . . . . . .   69
SECTION 14.3.   No Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . .   70
SECTION 14.4.   Adjustment of Conversion Price  . . . . . . . . . . . . . . . . . .   71
SECTION 14.5.   Notice of Certain Corporate Actions . . . . . . . . . . . . . . . .   75
SECTION 14.6.   Reservation of Shares of Common Stock . . . . . . . . . . . . . . .   77
SECTION 14.7.   Payment of Certain Taxes Upon Conversion  . . . . . . . . . . . . .   77
SECTION 14.8.   Nonassessability  . . . . . . . . . . . . . . . . . . . . . . . . .   77
SECTION 14.9.   Effect of Consolidation or Merger on Conversion Privilege . . . . .   77
SECTION 14.10.  Duties of Trustee Regarding Conversion  . . . . . . . . . . . . . .   79
SECTION 14.11.  Repayment of Certain Funds Upon Conversion  . . . . . . . . . . . .   79


                                 ARTICLE 15

                         SUBORDINATION OF SECURITIES

SECTION 15.1.   Subordination of the Securities . . . . . . . . . . . . . . . . . .   80
SECTION 15.2.   No Payment on Securities in Event of Default on Senior
                Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
SECTION 15.3.   Distribution on Dissolution, Liquidation and Reorganization
                of the Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
SECTION 15.4.   Payment to Holders of Senior Indebtedness . . . . . . . . . . . . .   82
SECTION 15.5.   Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
SECTION 15.6.   Payment on Securities Permitted . . . . . . . . . . . . . . . . . .   84
SECTION 15.7.   Authorization of Holders to Trustee to Effect Subordination . . . .   85
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
SECTION 15.8.   Trustee as Holder of Senior Indebtedness  . . . . . . . . . . . . .   85
SECTION 15.9.   Notices to Trustee  . . . . . . . . . . . . . . . . . . . . . . . .   85
SECTION 15.10.  No Fiduciary Duty by Trustee to Holders of Senior Indebtedness  . .   85


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106

ACKNOWLEDGEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107






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             THIS INDENTURE, dated as of _________ __, 199_ among Chubb Capital
Corporation, a New Jersey corporation (the "Issuer"), The First National Bank of Chicago, a national banking association (the "Trustee"), and The Chubb Corporation, a New Jersey corporation (the "Guarantor"),

                              W I T N E S S E T H:

             WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured, subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

             WHEREAS, the Guarantor desires to make the Guarantees (as hereinof defined) as provided herein and has duly authorized the execution and delivery of this Indenture; and

             WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

             NOW, THEREFORE:

             In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Guarantor covenant and agree with each other and with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE 1

                                  DEFINITIONS

             SECTION 1.1. CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (the "Securities Act") (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

             "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or the Guarantor, as the case may be, or any committee of either such Board duly authorized to act hereunder.

             "BOARD RESOLUTION" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be, to have been duly adopted or consented to by the Board of Directors of the Issuer or by the Board of Directors of the Guarantor, as the case may be, and to be in full force and effect, and delivered to the Trustee.

             "BUSINESS DAY" means, with respect to any Security, a day that in Chicago, Illinois or in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.

             "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

             "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission


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is not existing and performing the duties now assigned to it under the Trust
Indenture Act, then the body performing such duties on such date.

             "COMMON STOCK" means shares of common stock, par value $1.00 per share, of the Guarantor.

             "CONVERSION PRICE" means the amount of Common Stock issuable upon conversion of any Securities and, in the case of any specific series of Securities, may be expressed in terms of either a conversion price or a conversion rate.

             "EVENT OF DEFAULT" means any event or condition specified as such in Section 6.1.

             "GUARANTEES" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

             "GUARANTOR" means The Chubb Corporation, a New Jersey corporation, and, subject to Article Ten, its successors and assigns.

             "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms mean the registered holder of any Security.

             "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

             "INTEREST" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

             "ISSUER" means (except as otherwise provided in Article Seven) the Chubb Capital Corporation, a New Jersey corporation, and, subject to Article Ten, its successors and assigns.

             "ISSUER ORDER" means a written statement, request or order of the Issuer or the Guarantor, as the case may be, signed in its name by the Chairman, Vice Chairman, the President, any Vice President or the Treasurer of the Issuer or the Guarantor, as the case may be.

             "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, the Vice Chairman, the President or any Vice President and by the Treasurer or the Secretary or any


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



Assistant Secretary of the Issuer or the Guarantor, as the context requires, and, in either case, delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 12.5.

             "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or the Guarantor and who shall be satisfactory to the Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 12.5, if and to the extent required hereby.

             "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

             "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.1.

             "OUTSTANDING", when used with reference to Securities, shall, subject to the provisions of Section 8.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

             (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

             (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which


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



proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

             In determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.1 and
(ii) the principal amount of any Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the original issue date of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, The U.S. dollar equivalent on the original issue date of such Security of the amount determined as provided for in (i) above) for such Security.

             "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities pursuant to Section 2.3.

             "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

             "PRINCIPAL", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

             "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the Chairman of the Trust Committee, the Chairman of the Executive Committee, any Vice Chairman of the Executive Committee, the President, any Vice President, the Cashier, the Secretary, the Treasurer, any Trust Officer, any Assistant Trust Officer, any Assistant Vice President, any Assistant Cashier, any Assistant Secretary, any Assistant Treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed


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



by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

             "SECURITY" or "SECURITIES" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

             "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

             "SENIOR INDEBTEDNESS" shall have the meaning given to that term in
Section 15.1.

             "TRUSTEE" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Seven, shall also include any successor trustee.

             "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

             "VICE PRESIDENT", when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "Vice President".

             "YIELD TO MATURITY" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE 2

                                   SECURITIES

             SECTION 2.1. FORMS GENERALLY. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution (as set forth in the Board Resolution or, to the extent established pursuant to rather than set forth in the Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

             The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

             The Guarantees to be endorsed on the Securities of each series shall be in substantially the form set forth in Section 3.1, or as shall be established by or pursuant to one or more Board Resolutions of the Guarantor (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate of the Guarantor detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or to conform to general usage or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees.

             SECTION 2.2. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

             This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                       THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee

                       By
                          -------------------------------------
                               Authorized Officer

             SECTION 2.3. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

             The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Board of Directors of the Issuer and the Board of Directors of the Guarantor, as the case may be, and set forth in such Board Resolutions or to the extent established pursuant to (rather than set forth in) such Board Resolutions in an Officers' Certificate of the Issuer or an Officers' Certificate of the Guarantor, as the case may be, detailing such establishment, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

             (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

             (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 9.5 or 13.3);

             (c) the date or dates on which the principal of the Securities of the series is payable;

             (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

             (e) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 4.2);

             (f) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

             (g) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (h) if other than as set forth in Article Fourteen, the terms of any right to convert Securities of the series into shares of Common Stock of the Guarantor or other securities or property;

             (i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

             (j) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.1 or provable in bankruptcy pursuant to Section 6.2;

             (k) if other than as set forth in Section 6.1, any Event of Default with respect to the Securities of the series, if not set forth herein;

             (l) the Guarantees of the Debt Securities of such series pursuant to Article Three hereof;

             (m) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

             (n) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

             (o) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

             (p) if the principal of or interest on the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

             (q) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

             (r) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

             (s) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions; and

             (t) any other affirmative or negative covenants with respect to the Securities of such series.

             All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution or Officers' Certificates referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of the Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificates or in any such indenture supplemental hereto.

             SECTION 2.4. AUTHENTICATION AND DELIVERY OF SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer and having endorsed thereon the Guarantees executed by the Guarantor to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series may be determined by or pursuant to such Issuer Order and procedures. Such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, before the first authentication of Securities of such series, and (subject to Section 7.1) shall be fully protected in relying upon:

             (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, such Issuer Order may provide procedures acceptable to the Trustee for the completion of authentication and delivery of securities from time to time pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing;

             (b) any Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and the Guarantees to be endorsed on such Securities were established;

             (c) an Opinion of Counsel, prepared in accordance with Section 12.5, which shall state

                     (i) that the form or forms and terms of such Securities have been, or will be when any conditions specified in such Opinion of Counsel are satisfied, duly authorized by the Issuer and established in conformity with the provisions of this Indenture; and

                     (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer and that the Guarantees endorsed on Securities, when executed by the Guarantor, will constitute valid and binding obligations of the Guarantor.

             The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or the Guarantor or if the Trustee in good faith by its Board of Directors or Board of Trustees, Executive Committee, or a Trust Committee of Directors or Trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

             SECTION 2.5. EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by both (a) its Chairman or its Vice Chairman or its President or any Vice President and (b) by its Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

             In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

             SECTION 2.6. CERTIFICATE OF AUTHENTICATION. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Guarantee shall be or become valid or obligatory for any purpose until such certificate by the Trustee shall have been duly executed on the Security on which such Guarantee is endorsed. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

             SECTION 2.7. DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities of each series shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof. The Securities of each series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

             Each Security shall be dated the date of its authentication, and shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.3.

              The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer and Guarantor shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall then cease to be payable to the Holder on such record date by virtue of having been such Holder and shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date

(except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

             Subject to the provisions of Section 14.2, in the case of any Security which is converted after any applicable record date with respect to any interest payment date and on or prior to the next succeeding interest payment date (other than any Security the principal of (or premium, if any, on) which shall become due and payable, whether at final maturity or by declaration of acceleration, call for redemption, or otherwise prior to such next succeeding interest payment date), interest whose final maturity is on such interest payment date shall be payable on such interest payment date notwithstanding such conversion and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name that Security (or any one or more predecessor Securities) is registered at the close of business on such record date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose final maturity is after the date of conversion of such Security shall not be payable.

             SECTION 2.8. REGISTRATION, TRANSFER AND EXCHANGE. The Issuer will keep at each office or agency to be maintained for the purpose as provided in
Section 4.2 for each series of securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities of such series as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

             Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 4.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of like tenor and aggregate principal amount.

             Any Security or Securities of any series may be exchanged for a Security or Securities of the same series in other authorized denominations, of like tenor and in an equal aggregate principal amount. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 4.2, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

             All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or the Holder's attorney duly authorized in writing.

             The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

             The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

             All Securities issued upon any transfer or exchange of Securities shall have a Guarantee or Guarantees endorsed thereon and shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

             SECTION 2.9. MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series and tenor, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer, to the Guarantor and to the Trustee and any agent of them such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender such Security to the Trustee.

             Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer, to the Guarantor and to the Trustee and any agent of them such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, to the Guarantor and the Trustee and any agent of the Issuer, the Guarantor or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

             Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer containing the Guarantees as herein provided, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

             SECTION 2.10. CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, or for conversion, if surrendered to the Issuer or the Guarantor or any agent of the Issuer or any agent of the Guarantor or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer or the Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

             SECTION 2.11. TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer, have endorsed thereon the Guarantees executed by the Guarantor, which shall be substantially of the tenor and substantially in the form of the definitive Guarantees, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series having endorsed thereon the Guarantees executed by the Guarantor and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 4.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

                                   ARTICLE 3

                          GUARANTEE OF DEBT SECURITIES

             SECTION 3.1. UNCONDITIONAL GUARANTEE. The Guarantor hereby unconditionally guarantees to each holder of a Security of each series authenticated and delivered by the Trustee, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of such Security), on such Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, and the conversion rights, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable or convertible, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of such Security and of this Indenture. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any additional amounts payable pursuant to the terms of such Security), sinking fund payment, or analogous obligation, or in the compliance with any conversion rights the Guarantor agrees duly and punctually to pay or convert, as applicable, the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of such Security), thereon or conversion thereof.

             The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

             The guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee.

             SECTION 3.2. EXECUTION OF GUARANTEES. To evidence its guarantee specified in Section 3.1 to the holders of Securities of any series, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantor by both (a) its Chairman or its Vice Chairman or its President or any Vice President and (b) its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantees on behalf of the Guarantor. The seal of the Guarantor may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Guarantees. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Guarantee that has been duly authenticated and delivered by the Trustee.

             Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantees. In case any officer of the Guarantor who shall have signed any of the Guarantees shall cease to be an officer before the Security on which such Guarantees are endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantees had not ceased to be such officer, and any Guarantees may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantees, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.

                                   ARTICLE 4

                   COVENANTS OF THE ISSUER AND THE GUARANTOR

As To The Issuer:

             SECTION 4.1. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities and this Indenture. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

             SECTION 4.2. OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, the City of New York, the following for each series: an office or agency (a) where the Securities may be presented for payment, (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with Section 2.3, the Issuer hereby initially designates the corporate trust office of The First National Bank of Chicago, 14 Wall Street, Eighth Floor, New York, New York 10005 (the "Corporate Trust Office"), as the office to be maintained by it for each such purpose in the Borough of Manhattan, the City of New York. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations, surrenders and demands may be made and notices may be served at the Corporate Trust
Office.

             SECTION 4.3. APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.9, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

             SECTION 4.4. PAYING AGENTS. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

             (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series or of the Trustee;

             (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and

             (c) at any time during the continuance of any such default, upon written request of the Trustee, forthwith to pay to the Trustee all sums so held in trust by the paying agent.

             The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

             If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

             Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

             Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 11.3 and 11.4.

             SECTION 4.5. CERTIFICATE OF THE ISSUER. The Issuer will deliver to the Trustee on or before May 1 in each year (beginning with 1996) a brief certificate (which need not comply with Section 12.5), from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirements of notice provided under the Indenture).

             SECTION 4.6. CORPORATE EXISTENCE. Subject to Article Ten, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer.

As To The Guarantor:

             SECTION 4.7. CERTIFICATE OF THE GUARANTOR. The Guarantor will deliver to the Trustee on or before May 1 in each year (beginning with 1996) a brief certificate (which need not comply with Section 12.5), from the principal executive, financial or accounting officer of the Guarantor as to his or her knowledge of the Guarantor's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirements of notice provided under the Indenture).

             SECTION 4.8. GUARANTOR TO MAINTAIN OFFICE OR AGENCY. The Guarantor will maintain in the Borough of

Manhattan, The City of New York, an office or agency where notices and demands to or upon the Guarantor in respect of the Securities of any series or this Indenture may be served, and an office or agency where the Securities may be presented for payment under the Guarantees. The Guarantor will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Guarantor shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations, surrenders and demands may be made and notices may be served at the corporate trust office of The First National Bank of Chicago, 14 Wall Street, Eighth Floor, New York, New York 10005.

             SECTION 4.9. CORPORATE EXISTENCE. Subject to Article Ten, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor.

                                   ARTICLE 5

                       SECURITYHOLDERS' LISTS AND REPORTS
                         BY THE ISSUER AND THE TRUSTEE

             SECTION 5.1. SECURITYHOLDERS' LISTS. Each of the Issuer and the Guarantor covenants and agrees that if and so long as the Trustee shall not be the Security registrar for the Securities of any series, it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities of each series pursuant to Section 312 of the Trust Indenture Act of 1939:

             (a) semiannually not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing securities in each year, and

             (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

             SECTION 5.2. REPORTS BY THE ISSUER AND THE GUARANTOR. The Issuer and the Guarantor respectively covenant to file with the Trustee, within 15 days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

             SECTION 5.3. REPORTS BY THE TRUSTEE. Any Trustee's Report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, and be dated as of a date convenient to the Trustee but no more than 60 nor less than 45 days prior thereto.

                                   ARTICLE 6

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

             SECTION 6.1. EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

             (b) default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

             (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

             (d) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer and the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

             (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer or Guarantor in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a decree or order adjudging the Issuer or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, assignment, adjustment or composition of, as in respect of, the Issuer or the Guarantor under any applicable federal or state law or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of the property of either of them or ordering the winding up or liquidation of either of their affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

             (f) the Issuer or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or any other case to be adjudicated a bankrupt or insolvent, or consent to the filing of such petition or to the entry of an order for relief in an involuntary case under any such law or to the commencement of any bankruptcy or insolvency proceeding against the Issuer or the Guarantor, or the filing by the Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable state or federal law, or consent to the filing of such petition or the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of the property of either of them, or make any general assignment for the benefit of either of their creditors, or the admission in writing by the Issuer or the Guarantor, respectively, of its inability to pay its debts generally as they become due, or the taking of corporate action by the

Issuer or the Guarantor in furtherance of such bankruptcy; or

             (g) any other Event of Default established pursuant to Section 2.3 for the Securities for such series.

If an Event of Default described in clauses (a), (b), (c), (d) or (g) above (if the Event of Default under clause (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer and to the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) (if the Event of Default under clause (d) is with respect to all series of Securities then Outstanding), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer and to the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

             The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the

Issuer or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class by written notice to the Issuer, to the Guarantor and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

             For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

             SECTION 6.2. COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that

(a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or
(b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise (including any payments to any sinking fund or analogous obligation) then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of series for principal (including any payments to any sinking fund or analogous obligation) or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

             Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered holders, whether or not the principal of and interest on the Securities of such series be overdue.

             In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, the Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, the Guarantor or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

             In case there shall be pending proceedings relative to the Issuer, the Guarantor or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or the Guarantor or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

             (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, the Guarantor or such other obligor,

             (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

             (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6.

             Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

             All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

             In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.

             SECTION 6.3. APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender if fully paid:

             FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

             SECOND: Subject to the provisions of Article Fifteen, in case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

             THIRD: Subject to the provisions of Article Fifteen, in case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment, of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

             FOURTH: Subject to the provisions of Article Fifteen, to the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

             SECTION 6.4. SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

             SECTION 6.5. RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee or any Holder shall have instituted any proceeding to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Guarantor and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

             SECTION 6.6. LIMITATIONS ON SUITS BY SECURITYHOLDERS. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

             SECTION 6.7. UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security or to convert such Securities in accordance with Article Fourteen, or to institute suit for the enforcement of any such payment on or after such respective dates or any such right of conversion, shall not be impaired or affected without the consent of such Holder.

             SECTION 6.8. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

             No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.6, every power and remedy given by this Indenture or by law to the

Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

             SECTION 6.9. CONTROL BY SECURITYHOLDERS. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its Board of Directors, the Executive Committee, or a Trust Committee of Directors or Responsible Officers or the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

             Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

             SECTION 6.10. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 6.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (each such series voting as a separate class) may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (c) of
Section 6.1 (or, in the case of an event specified in clause (d) or (g) of Section 6.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class)) may waive any such default or Event of

Default, or, in the case of an event specified in clause (d) or (g) (if the Event of Default under clause (d) or (g) relates to all series of Securities then Outstanding), (e) or (f) of Section 6.1 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

             Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

             SECTION 6.11. TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the Executive Committee, or a Trust Committee of Directors or Trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

             SECTION 6.12. RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 6.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d) (if the suit under clause (d) relates to all the Securities then Outstanding), (e) or (f) of
Section 6.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

             SECTION 6.13. WAIVER OF STAY OR EXTENSION LAWS. The Issuer and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7

                             CONCERNING THE TRUSTEE

             SECTION 7.1. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

             No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

             (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                              (i) the duties and obligations of the Trustee with
             respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                             (ii) in the absence of bad faith on the part of
             the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

             (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

             None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

             The provisions of this Section 7.1 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

             SECTION 7.2. CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939 and subject to Section 7.1:

             (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request, direction, order or demand of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Issuer or the Guarantor may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be;

             (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

             (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

             (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

             (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or the Guarantor or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer or the Guarantor upon demand; and

             (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

             SECTION 7.3. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities and the Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Guarantor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or of the Guarantees. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

             SECTION 7.4. TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer and the Guarantor with the same rights it would have if it were not the Trustee or such agent.

             SECTION 7.5. MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 11.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

             SECTION 7.6. COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the

Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

             SECTION 7.7. RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate of the Issuer or the Guarantor delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

             SECTION 7.8. PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. For purposes of Section 310(b) of the Trust Indenture Act of 1939, the Trustee shall not be deemed to have a conflicting interest as a result of being Trustee in respect of the Securities of more than one series hereunder or under the Indenture dated as of __________ __, 199_ between The Chubb Corporation and the Trustee.

             SECTION 7.9. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and the Guarantor and by mailing notice thereof by first class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

             (b) In case at any time any of the following shall occur:

                     (i) the Trustee shall fail to comply with the provisions of
    Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                     (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                     (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

             (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed, to the Issuer and to the Guarantor the evidence provided for in Section 8.1 of the action in that regard taken by the Securityholders.

             (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 7.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

             SECTION 7.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.9 shall execute and deliver to the Issuer, the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 11.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.6.

             If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

             No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 310(a) of the Trust Indenture Act of 1939.

             Upon acceptance of appointment by any successor trustee as provided in this Section 7.10, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.9. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

             SECTION 7.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 7.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

             In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                    ARTICLE 8

                         CONCERNING THE SECURITYHOLDERS

             SECTION 8.1. EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 7.1 and 7.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

             SECTION 8.2. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to Sections 7.1 and 7.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 8.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

             SECTION 8.3. HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and the Issuer, the Guarantor, the Trustee or any agent of any of them shall not be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

             SECTION 8.4. SECURITIES OWNED BY ISSUER OR THE GUARANTOR DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or the Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or the Guarantor or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 7.1 and 7.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

             SECTION 8.5. RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

             SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors, and the Guarantor, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

             (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

             (b) to evidence the succession of another corporation to the Issuer or to the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or the Guarantor, as the case may be, pursuant to Article Ten;

             (c) to add to the covenants of the Issuer or of the Guarantor such further covenants, restrictions, conditions or provisions as the Board of Directors of the Issuer and the Board of Directors of the Guarantor, as the case may be, and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

             (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors of the Issuer and the Board of Directors of the Guarantor may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities in any material respect;

             (e) to establish the forms or terms of Securities of any series as permitted by Sections 2.1 and 2.3;

             (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.10;

             (g) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

             (h) to change or eliminate any of the provisions of this Indenture including, without limitation, any of the provisions set forth in Article Fifteen, provided that any such change or elimination shall become effective only as to Securities of any series created after the execution of such supplemental indenture.

             (i) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Fourteen, including providing for the conversion of the Securities into any security (other than the Common Stock of the Guarantor) or property of the Issuer.

             The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

             Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 9.2.

             SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Eight) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors, and the Guarantor, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, or change the currency of payment of principal of or interest on any Security, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify the provisions of this Indenture with respect to the subordination of Securities of any series in a manner adverse to the Holders, without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so offered, or (c) if applicable, make any change that adversely affects the right to convert any Security to which the provisions of Article Fourteen are applicable or, except as provided in this Indenture, decrease the conversion rate or increase the conversion price of any such Security, without the consent of the Holder of each Security so affected, or (d) reduce to percentage of Securities of any series necessary to consent to waive any past default under this Indenture to less than a majority, without the consent of the Holders of each Security so affected, or (e) modify any of the provisions of this Section 9.2, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 7.9, 7.10, 7.11 and 9.2.

             A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

             Upon the request of (i) the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer, or (ii) the Guarantor, accompanied by a resolution of its Board of Directors, certified by the Secretary or an Assistant Secretary of the Guarantor, authorizing, in either case, the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by
Section 8.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

             It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

             Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

             SECTION 9.3. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

             SECTION 9.4. DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 7.1 and 7.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Nine complies with the applicable provisions of this Indenture.

             SECTION 9.5. NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer, the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Issuer and the Board of Directors of the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, shall have the Guarantees endorsed thereon, shall be authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

             SECTION 9.6 SUBORDINATION UNIMPAIRED. No provision in any supplemental indenture that affects the superior position of the holders of Senior Indebtedness shall be effective against holders of Senior Indebtedness.

                                   ARTICLE 10

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

             SECTION 10.1. ISSUER MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. (a) The Issuer covenants that it will not merge into or consolidate with any other Person, or sell, convey or lease all or substantially all of its assets to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer or sell, convey or lease all or substantially all of its assets to the Issuer unless (i) either (A) the Issuer shall be the continuing corporation, or (B) the successor Person (which may be the Guarantor), or the Person which acquires by sale, conveyance or lease all or substantially all the assets of the Issuer shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, including without limitation, the conversion rights, if any, shall be provided for in accordance with Article Fourteen, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, (ii) if such successor corporation is not the Guarantor, the Guarantor shall unconditionally guarantee any amounts payable pursuant to obligations assumed under subclause 10.1(a)(i)(B) above and (iii) the Issuer or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease be in default in the performance of any such covenant or condition.

             (b) The Guarantor, or any wholly-owned subsidiary of the Guarantor, may, without merging or consolidating with or acquiring all or substantially all of the assets of the Issuer, assume the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any interest on all the Securities, according to the tenor, and the due and punctual performance of all of the covenants and obligations of the Issuer under the Securities and, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by the Guarantor, provided that (I) if such successor Person is not the Guarantor, the Guarantor shall unconditionally guarantee any amounts payable pursuant to obligations assumed under clause 10.1(b), (II) the Trustee shall have received the documentation required by this Section 10.1(b) and (III) such successor corporation shall not, immediately after such assumption, be in default in the performance of any covenants or obligations of the Issuer under the Securities of this Indenture.

             SECTION 10.2. SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, having the Guarantees endorsed thereon and any Securities which such successor corporation thereafter shall cause to be signed and delivered, with the Guarantees of the Guarantor endorsed thereon, to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

             In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

             In the event of any such sale or conveyance (other than a conveyance by way of lease) and the assumption of the obligations and covenants under the Securities and this Indenture in accordance with Section 10.1 the Issuer shall be discharged from all obligations and covenants under this Indenture and the Securities and the Issuer may be liquidated and dissolved.

             SECTION 10.3. MERGER, CONSOLIDATION OR SALE OF ASSETS BY THE GUARANTOR. The Guarantor covenants that it will not merge into or consolidate with any other Person or sell, convey or lease all or substantially all of its assets to any Person and the Guarantor shall not permit any Person to consolidate with or merge into the Guarantor or sell, convey or lease all or substantially all of its assets to the Guarantor unless (i) either the Guarantor shall be the continuing corporation, or the successor Person (if other than the Guarantor) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual performance of the Guarantees, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture and the Securities and the Guarantee to be performed by the Guarantor and the conversion rights, if any, shall be provided for in accordance with Article Fourteen, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and
(ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

             SECTION 10.4. SUCCESSOR CORPORATION TO THE GUARANTOR. In the case of any merger, consolidation, sale or conveyance and upon any assumption of the obligations and covenants under the Guarantees and this Indenture by the successor corporation as provided in Section 10.3, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein and in each of the Guarantees endorsed upon the Securities as the Guarantor, the Guarantor shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities; the Guarantor as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated; and such changes in phraseology and form (but not in substance) may be made in the Guarantees endorsed on the Securities thereafter to be issued as may be appropriate.

             SECTION 10.5. OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 7.1 and 7.2, may receive an Opinion of Counsel, prepared in accordance with Section 12.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE 11

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

             SECTION 11.1. SATISFACTION AND DISCHARGE OF INDENTURE. If at any time (a) the Issuer or Guarantor shall have paid or caused to be paid the principal of and interest on all the Securities of any series outstanding hereunder (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer or Guarantor shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer or Guarantor shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 11.4) or direct obligations of the United States of America, backed by its full faith and credit ("Government Obligations"), maturing as to principal and interest in such amounts and at such times as will insure the availability of cash sufficient to pay at maturity or upon redemption all Securities of such series (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon upon the original stated due dates thereof (but not upon acceleration), and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. Each of the Issuer and the Guarantor agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

             SECTION 11.2. APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 11.4, all moneys deposited with the Trustee pursuant to Section 11.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

             SECTION 11.3. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

             SECTION 11.4. RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR THREE YEARS. Any moneys or government obligations deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

             SECTION 12.1. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND GUARANTOR EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or in any Guarantee, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or Guarantor or of any successor of either of them, either directly or through the Issuer or Guarantor or any successor of either of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

             SECTION 12.2. PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture, the Guarantees or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture, or the Guarantees or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

             SECTION 12.3. SUCCESSORS AND ASSIGNS OF ISSUER AND GUARANTOR BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer or Guarantor shall bind its successors and assigns, whether so expressed or not.

             SECTION 12.4. NOTICES AND DEMANDS ON ISSUER, GUARANTOR, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer, in the case of the Issuer, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein), in the case of the Issuer, addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Chubb Capital Corporation 15 Mountain View Road, P. O. Box 1615, Warren, NJ 07061-1615
Attn: Treasurer, with a copy to the Guarantor to the attention of its Treasurer, and, in the case of the Guarantor, addressed (until another address of the Guarantor is filed by the Guarantor with the Trustee) to The Chubb Corporation,
Attention: Treasurer, 15 Mountain View Road, P. O. Box 1615, Warren, NJ 07061-1615. Any notice, direction, request or demand by the Issuer, the Guarantor or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at The First National Bank of Chicago, One First National Plaza, Chicago, IL 60670-0126,
Attention: Corporate Trust Services Division.

             Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at the last address of the Securityholder as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer, the Guarantor and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner


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

of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

             SECTION 12.5. OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

             Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

             Any certificate, statement or opinion of an officer of the Issuer or the Guarantor, as the case may be, may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or the Guarantor, as the case may be, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

             Any certificate, statement or opinion of an officer of the Issuer or the Guarantor, as the case may be, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

             Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

             SECTION 12.6. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security or the last day on which a Holder has the right to convert a Security at a particular conversion price shall not be a Business Day, then payment of interest or principal, or any conversion need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

             SECTION 12.7. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 318, inclusive, of the Trust Indenture Act of 1939 (an "incorporated" provision), such incorporated provision shall control.

             SECTION 12.8. NEW YORK LAW TO GOVERN. This Indenture, each Security and each Guarantee shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

             SECTION 12.9. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

             SECTION 12.10. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                   ARTICLE 13

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

             SECTION 13.1. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

             SECTION 13.2. NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

             The notice of redemption to each such Holder shall specify (i) the principal amount of each Security of such series held by such Holder to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price, (iv) the place or places of payment, (v) that payment will be made upon presentation and surrender of such Securities, (vi) that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, (vii) that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and (viii) if applicable, the


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


conversion price, and that the date on which the right to convert the principal of the Securities or the portions thereof to be redeemed will terminate will be the date fixed for redemption and the place or places where such Securities may be surrendered for conversion. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in any authorized denomination and in principal amount equal to the unredeemed portion thereof will be issued.

             The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

             At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit. If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

             If any Security or portion thereof called for redemption is converted, any money deposited with the Trustee or with any paying agent or so segregated and held in trust for the redemption of such Security or portion thereof shall (subject to any right of the Holder of such Security or any predecessor Security to receive interest as provided in the last paragraph of
Section 2.7) be paid to the Issuer upon Issuer request or, if then held by the Issuer, shall be discharged from such trust.

             If less than all the Securities of a series are to be redeemed, the Trustee shall select, in the manner specified in such Securities or specified pursuant to Section 2.3, or, if no manner is specified in the Securities or pursuant to Section 2.3, then in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in an amount equal to any authorized denomination for Securities of such series. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

             The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

             SECTION 13.3. PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 7.5 and 11.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any installment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

             If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

             Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series , of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

             SECTION 13.4. EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. If this Section has been specified in accordance with
Section 2.3 to be applicable to the Securities of any series, then Securities of such series shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer, (b) the Guarantor or (c) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor.

             SECTION 13.5. MANDATORY AND OPTIONAL SINKING FUNDS. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

             If this paragraph has been specified in accordance with Section 2.3 to be applicable to the Securities of any series, then in lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired

(except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.7, (b) receive credit for Securities of a series which have been converted pursuant to Article Fourteen, (c) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (d) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

             Unless this paragraph has been specified in accordance with Section
2.3 to be inapplicable to the Securities of any series, an amount equal to 20% of the aggregate principal amount of Securities of any series that have been repurchased by the Issuer and canceled by the Trustee or delivered to the Trustee for cancellation shall be credited (without crediting any portion of such Securities more than once with respect to any particular sinking fund payment) against, and shall thereby reduce, the aggregate amount of the next succeeding and each subsequent sinking fund payment required to be made with respect to Securities of such series.

             On or before the sixtieth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 12.5) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of such Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

             If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in
Section 13.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Issuer or the Guarantor or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or
(b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or the Guarantor or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 13.2 (and with the effect provided in Section 13.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

             At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

             The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Six and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 6.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.



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
                                  ARTICLE 14

                            CONVERSION OF SECURITIES

             SECTION 14.1. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are convertible into shares of Common Stock of the Guarantor, and the issuance of such shares of Common Stock upon the conversion of such Securities, except as otherwise specified as contemplated by Section 2.3 for the Securities of such series.

             SECTION 14.2. EXERCISE OF CONVERSION PRIVILEGE. In order to exercise a conversion privilege, the Holder of a Security of a series with such a privilege shall surrender such Security to the Issuer at the office or agency maintained for that purpose, accompanied by written notice, in the form set forth in or prescribed by such Security, to the Issuer that the Holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address)in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Issuer or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Issuer and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion during the period from the close of business on any record date to the opening of business on the next succeeding interest payment date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Issuer of an amount equal to the interest payable on such interest payment date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of Section 2.7 relating to the payment of defaulted interest by the Issuer. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 2.4, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Issuer may prescribe, the Issuer shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such

Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Issuer and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Issuer to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Guarantor shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 2.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock of the Guarantor issued upon such conversion.

             In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

             SECTION 14.3. NO FRACTIONAL SHARES. No fractional share of Common Stock of the Guarantor shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed by the Guarantor on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 14.3, any Holder of a Security or Securities would be entitled to a fractional share of Common Stock of the Guarantor upon the conversion of such Security or Securities, or specified portions thereof, the Issuer shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Common Stock is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on such exchange on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Common Stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the bid and asked prices of such Common Stock in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Association of Securities Dealers Automated Quotation System, or if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Common Stock is not traded on the New York Stock Exchange, or if the Common Stock is not traded on the New York Stock Exchange, on the principal exchange or market on which the Common Stock is traded or quoted. The Trustee shall not have any responsibility with respect to the computation of the Conversion Price, and may conclusively rely upon the Issuer's determination thereof.

             SECTION 14.4. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price in effect at any time shall be subject to adjustment as follows:

             (a) In case the Guarantor shall (i) pay a dividend in or make a distribution of shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Guarantor, the conversion price in effect immediately prior to such action shall be adjusted by the Guarantor so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Guarantor which he would have owned or been entitled to receive immediately following such action had such Security been exchanged immediately prior thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph (a), the holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Guarantor, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted exchange price between or among shares of such classes of capital stock.

             (b) In case the Guarantor shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price per share (as determined pursuant to paragraph (d) below) on the record date mentioned below, the conversion price of the Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

             (c) In case the Guarantor shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Issuer) or rights or warrants to subscribe to securities of the Guarantor (excluding those referred to in paragraph (b) above), then in each such case the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (d) below) of Common Stock less the then fair market value (as determined by the Board of Directors of the Guarantor, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock on the record date mentioned below. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

             (d) For the purpose of any computation under paragraphs (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for 10 consecutive Business Days commencing 10 Business Days before the day in question. The closing price for each day shall be the last reported sales price regular way on the New York Stock Exchange ("NYSE"), or, if not reported for the NYSE, on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the NYSE, or, if the Common Stock is not listed on the NYSE or no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau, Incorporated, or similar organization, or, if no such quotations are available, the fair market price as determined by the Guarantor (whose determination shall be conclusive).

             (e) In any case in which this Section 14.4 shall require that an adjustment be made retroactively immediately following a record date, the Issuer may elect to defer (but only until five Business Days following the mailing by the Issuer of the Officer's Certificate described in paragraph (j) below issuing to the holder of any share converted after such record date (i) the shares of Common Stock and other capital stock of the Guarantor issuable upon such conversion over and above (ii) the shares of Common Stock and other capital stock of the Guarantor issuable upon such conversion only on the basis of the conversion price prior to adjustment.

             (f) In the case of either (i) any consolidation or merger to which the Guarantor is a party, other than a consolidation or a merger in which the Guarantor is a continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock, or (ii) any sale or conveyance to another corporation of the property of the Guarantor as an entirety or substantially as an entirety, then the holder of each Outstanding Security shall have the right to exchange such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 14.4 assuming, in the case of any consolidation, merger, sale or conveyance, such holder of Common Stock of the Guarantor (i) is not a Person with or into which the Guarantor consolidated or merged or which merged into the Guarantor or to which such sale or conveyance was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that if the kind or amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each share of Common Stock of the Guarantor held immediately prior to such consolidation, merger, sale or conveyance by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 13.4 the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The provisions of this paragraph (f) shall similarly apply to successive consolidations, mergers, sales or conveyances.

             (g) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph
(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided further that adjustment shall be required and made in accordance with the provisions of this Section 14.4 (other than this paragraph (g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 14.4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 14.4 to the contrary notwithstanding, the Guarantor shall be permitted to make such reductions in the conversion price in addition to those required by this Section 14.4 as it in its discretion shall consider to be advisable in order that any stock dividends, subdivision of shares, distribution of


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


rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Guarantor to its stockholders shall not be taxable to the holders of the Common Stock.

             (h) In the event that at any time as a result of an adjustment made pursuant to paragraph (a) above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of the Guarantor other than shares of its Common Stock, thereafter the conversion price of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in paragraphs (a) through (g) above, and the provisions of Sections
14.1 through 14.3 and Sections 14.5 through 14.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares.

             (i) Before taking any action which would cause an adjustment reducing the then equivalent conversion price to be below the then par value of the Common Stock, the Guarantor will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Guarantor may validly and legally issue fully paid and non-assessable shares of Common Stock at the conversion price as so adjusted.

             (j) Whenever the Conversion Price is adjusted as herein provided, the Issuer shall promptly (i) file with the Trustee and each additional conversion agent, if any, an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder of Securities at his address as the same appears on the registry books of the Issuer. Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any adjustment to the Conversion Price to be made pursuant to this Section.

             SECTION 14.5.    NOTICE OF CERTAIN CORPORATE ACTIONS.

             In case:

             (a) the Guarantor shall declare a dividend (or any other distribution) on its Common Stock (other than



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


dividends or distributions which will not require an adjustment of the conversion price of Securities of any series pursuant to Section 14.4); or

             (b) the Guarantor shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any shareholders of the Issuer is required or which will not require an adjustment of the conversion price of Securities of any series pursuant to Section 14.4); or

             (c) of any reclassification of the Common Stock of the Guarantor (other than a subdivision or combination of its outstanding shares of Common Stock, or any consolidation, merger or share exchange to which the Guarantor is a party and for which approval of any shareholders of the Issuer is required or which will not require an adjustment of the conversion price of Securities of any series pursuant to Section 14.4), or of the sale of all or substantially all of the assets of the Guarantor; or

             (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Guarantor;

then the Issuer shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Securities Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Issuer with the conversion agent.


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


             SECTION 14.6. RESERVATION OF SHARES OF COMMON STOCK. The Guarantor shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock of the Guarantor then issuable upon the conversion of all outstanding Securities of any series that have conversion rights.

             SECTION 14.7. PAYMENT OF CERTAIN TAXES UPON CONVERSION. The Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Issuer the amount of any such tax, or has established, to the satisfaction of the Issuer, that such tax has been paid.

             SECTION 14.8. NONASSESSABILITY. The Issuer and the Guarantor covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

             SECTION 14.9. EFFECT OF CONSOLIDATION OR MERGER ON CONVERSION PRIVILEGE. In case of any consolidation of the Guarantor with, or merger of the Guarantor into or with any other Person, or in the case of a statutory share exchange to which the Guarantor is a party or in case of any sale or conveyance of all or substantially all of the properties or assets of the Guarantor (including cash), the Guarantor or the Person formed by such consolidation or the Person into which the Guarantor shall have been merged or the Person which shall have acquired such assets, or the surviving entity in such share exchange, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into Common Stock of the Guarantor shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger, share exchange, conveyance or sale by a holder of the number of shares of Common Stock of the

Issuer into which such Security might have been converted immediately prior to such consolidation, merger, share exchange, conveyance or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidation, mergers, share exchanges, conveyances or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if pursuant to such merger, consolidation, share exchange, conveyance or sale, holders of outstanding shares of Common Stock of the Guarantor do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Guarantor into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger, share exchange, conveyance or sale, all as more fully provided in the first sentence of this Section 14.9. Anything in this Section 14.9 to the contrary notwithstanding, the provisions of this Section 14.9 shall not apply to a merger or consolidation of another corporation with or into the Issuer or any share exchange to which the Guarantor is a party pursuant to which both of the following conditions are applicable: (i) the Guarantor is the surviving or successor corporation and (ii) the outstanding shares of Common Stock of the Guarantor are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger, consolidation or share exchange.

             As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger, share exchange, conveyance or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or


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


approved by such independent certified accountant which may be contained in said supplemental indenture.

             SECTION 14.10. DUTIES OF TRUSTEE REGARDING CONVERSION. Neither the Trustee nor any conversion agent shall at anytime be under any duty or responsibility to any Holder of Securities of any series that is convertible into Common Stock of the Guarantor to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Guarantor provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock of the Guarantor, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 7.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Guarantor to issue, transfer or deliver any shares of its Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Issuer and the Guarantor contained in this Article Fourteen or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Issuer.

             SECTION 14.11. REPAYMENT OF CERTAIN FUNDS UPON CONVERSION. Any funds which at any time shall have been deposited by the Issuer or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Thirteen hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article Fourteen shall after such conversion be repaid to the Issuer by the Trustee upon the Issuer's written request.



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
                                  ARTICLE 15

                         SUBORDINATION OF SECURITIES


             SECTION 15.1. SUBORDINATION OF THE SECURITIES. The Issuer covenants and agrees, and each holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities (including coupons) and the payment of the principal thereof, premium, if any, and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness. For purposes of this Article Fifteen, "Senior Indebtedness" means the principal of, premium, if any, and unpaid interest on the following, whether outstanding at the date hereof or thereafter incurred or created: (i) indebtedness of the Issuer for money borrowed (including purchase-money obligations) evidenced by notes or other written obligations,
(ii) indebtedness of the Issuer evidenced by securities (other than the Securities), debentures, bonds or other securities issued under the provisions of an indenture or similar instrument, (iii) obligations of the Issuer as lessee under capitalized leases and leases of property made as part of any sale and leaseback transactions, (iv) indebtedness of others of any of the kinds described in the preceding clauses (i) through (iii) assumed or guaranteed by the Issuer and (v) renewals, extensions and refundings of, and indebtedness and obligations of a successor corporation issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses
(i) through (iv), unless in the case of any particular indebtedness, obligation, renewal, extension or refunding the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such indebtedness, obligation, renewal, extension or refunding is not superior in right of payment to the Securities.

             The Issuer covenants and agrees that it will not incur any subordinated indebtedness (other than the Securities) unless such subordinated indebtedness is subordinate to Senior Indebtedness at least to the same extent that the Securities are subordinate to Senior Indebtedness.

             SECTION 15.2. NO PAYMENT ON SECURITIES IN EVENT OF DEFAULT ON SENIOR INDEBTEDNESS. The Issuer shall not make any payment on account of the principal of, or premium, if any, or interest on the Securities if, at the time thereof or immediately after giving effect thereto, there exists (and has not been waived) any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness or any event of default with respect to any Senior Indebtedness as defined therein (after giving effect to the giving of notice and any grace period provided for therein) or in any agreement pursuant to which any Senior Indebtedness is issued and the default is the subject of a judicial proceeding or the Issuer receives notice of the default from any holder of Senior Indebtedness or any trustee therefor; provided, however, that in the event the Securities have been declared due and payable pursuant to Section 5.1, the provisions of the next succeeding paragraph of this Section 15.2 shall be applicable.

             In the event that any Event of Default as defined in Section 5.1 shall occur (under such circumstances that the provisions of Section 15.3 are not applicable) and as a result the Securities then Outstanding are declared due and payable pursuant to Section 6.1, and such declaration shall not have been rescinded or annulled, the Issuer shall promptly cause notice thereof to be mailed to all holders of Senior Indebtedness whose names and addresses are known to the Issuer (and not later than said mailing date shall also cause notice thereof to be published at least once in one Authorized Newspaper in New York, New York), and the Issuer shall not make any payment on account of the principal of, or premium, if any, or interest on any Securities, unless at least 120 days shall have elapsed after said declaration and unless all principal of, premium, if any, and interest on Senior Indebtedness due at the time of such payment (whether by acceleration of the maturity thereof or otherwise) shall first be paid in full.

             The Issuer shall give prompt written notice to the Trustee and any paying agent of the existence of any of the conditions described in this Section 15.2.

             SECTION 15.3. DISTRIBUTION ON DISSOLUTION, LIQUIDATION AND REORGANIZATION OF THE ISSUER. In the event of any payment or distribution of assets or securities of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Issuer, whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Issuer, or upon other proceedings:

             (a) all principal of, premium, if any, and interest due on all Senior Indebtedness shall first be paid in full, or due provision made for such payment in accordance with the terms of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the indebtedness evidenced by the Securities, or before the holders of the Securities shall be entitled to retain any assets so paid or distributed in respect thereof; and

             (b) any payment or distribution of assets or securities of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, which are in any such case subordinated to Senior Indebtedness to the same extent as the Securities), to which the holders of the Securities would be entitled except for the provisions of this Section 15.3, shall be paid or delivered by the Issuer or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amount of Senior Indebtedness held by such holder) or their representative or representatives or the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Securities.

             The Issuer shall give prompt written notice to the Trustee and any paying agent of any dissolution, winding up, liquidation or reorganization of the Issuer within the meaning of this Section 15.3.

             SECTION 15.4. PAYMENT TO HOLDERS OF SENIOR INDEBTEDNESS. Subject to the provisions of Section 15.6, in the event that, notwithstanding the provisions of Section 15.2 or Section 15.3, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, which are in any such case subordinated to Senior Indebtedness to the same extent as the Securities), shall be received by the holders of the Securities (i) from the Issuer in violation of such provisions, or (ii) from any other person under such circumstances that such payment would, if made directly by the Issuer, be in violation of such provisions, such payment or distribution shall immediately be paid over by such holders to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts then due on account of the principal of, premium, if any, and interest on such Senior Indebtedness (after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness), to the extent necessary to pay in full all such amounts then due.

             Upon any payment or distribution of assets or securities of the Issuer referred to in Sections 15.2 and 15.3, the Trustee and any paying agent and the holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction, or upon any certificate of any liquidating trustee or agent or other person making any payment or distribution to the Trustee and any paying agent or to the holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, the amount thereof or payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the absence of any such order, decree, liquidating trustee, agent or other Person, the Trustee and each paying agent shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee or any paying agent determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution referred to in Sections 15.2 and 15.3, the Trustee or any paying agent may request such Person to furnish evidence to the reasonable satisfaction of the Trustee or any paying agent as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under Sections 15.2 and 15.3, and if such evidence is not furnished, the Trustee or any paying agent may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

             SECTION 15.5. SUBROGATION. Subject to the payment in full of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of the principal of, premium, if any, and interest on all Senior Indebtedness at the time outstanding, the holders of the Securities shall be subrogated to the rights of each holder of Senior Indebtedness (to the extent of the payments or distributions made to such holder pursuant to the provisions of Sections 15.2, 15.3 and 15.4 to receive payments or distributions of assets or securities of the Issuer applicable to the Senior Indebtedness until the Securities shall be paid in full, and each holder of Senior Indebtedness by the act of accepting such payments or distributions pursuant to the provisions of Sections 15.2, 15.3 and 15.4 shall be deemed to have agreed to the subrogation aforesaid. No payments or distributions of assets or securities of the Issuer applicable to Senior Indebtedness which the holders of the Securities receive by reason of their being subrogated to the rights of the holders of such Senior Indebtedness pursuant to the provisions of Section 15.2, 15.3 and 15.4 shall, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, be deemed to be a payment by the Issuer on account of the Securities, it being understood that the provisions of this Section are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand, and nothing contained in this Section or elsewhere in this Agreement, or in the Securities, is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the holders of the Securities the principal of, premium, if any, and interest on the Securities, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

             SECTION 15.6. PAYMENT ON SECURITIES PERMITTED. Nothing contained in this Section or elsewhere in this Agreement, or in any of the Securities, shall prevent the Issuer from making payment of the principal of, premium, if any, or interest on the Securities, at any time, except under the conditions described in Section 15.2 and except during the pendency of any dissolution, winding up, liquidation or reorganization of the Issuer within the meaning of Section 15.3. Nothing contained in this Section or elsewhere in this Agreement, or in any of the Securities, shall prevent the application by the Trustee of any moneys deposited with it hereunder for the purpose, to the payment of or on account of the principal of, or premium, if any, or interest on the Securities, unless, prior to the Business Day next preceding the date upon which such principal or premium shall have become payable, or, in the case of any payment of or on account of interest unless, prior to two Business Days before the date upon which such interest shall have become payable, the Trustee shall have received written notice from the Issuer or any holder of Senior Indebtedness or any trustee therefor of the existence of any of the conditions described in Section 15.2 or of any dissolution, winding up, liquidation or reorganization of the Issuer within the meaning of Section 15.3.

             SECTION 15.7. AUTHORIZATION OF HOLDERS TO TRUSTEE TO EFFECT SUBORDINATION. Each holder of Securities by his acceptance thereof authorizes and directs the Trustee and any paying agent on such holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of the Securities and the holders of Senior Indebtedness, the subordination provided in this Section and appoints the Trustee and any paying agent his attorney-in-fact for any and all such purposes.

             SECTION 15.8. TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS. The Trustee or any paying agent shall be entitled to all the rights set forth in this
Section in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Agreement shall deprive or be construed to deprive the Trustee of its rights as such holder.

             SECTION 15.9. NOTICES TO TRUSTEE. Notwithstanding the provisions of this Section or any other provisions of this Agreement, the Trustee or any paying agent shall not be charged with the knowledge of the existence of any Senior Indebtedness or of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent, unless and until the Trustee or any paying agent shall have received written notice thereof from the Issuer or any holder of Senior Indebtedness or any trustee thereof.

             SECTION 15.10. NO FIDUCIARY DUTY BY TRUSTEE TO HOLDERS OF SENIOR INDEBTEDNESS. The Trustee and any paying agent shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee or any paying agent shall mistakenly pay over or distribute to holders of Securities or the Issuer or any other Person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Section or otherwise.

             IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of _______________, 199_.

                           CHUBB CAPITAL CORPORATION

                           By_____________________________

[CORPORATE SEAL]

Attest:

By________________________

                           THE CHUBB CORPORATION

                           By_____________________________

[CORPORATE SEAL]

Attest:

By________________________

                           THE FIRST NATIONAL BANK
                             OF CHICAGO,
                             as Trustee

                           By_____________________________

[CORPORATE SEAL]

Attest:

By________________________

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

             On this ____ day of ____________, ____, before me personally came __________, to me personally known, who, being by me duly sworn, did depose and say that she resides in _________; that she is a _________ of Chubb Capital Corporation, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

[NOTARIAL SEAL]

                                                     -------------------------
                                                             Notary Public

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

             On this ____ day of ____________ ____, before me personally came __________, to me personally known, who, being by me duly sworn, did depose and say that she resides in __________, __________; that she is a __________ of The Chubb Corporation, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

[NOTARIAL SEAL]

                                                       -------------------------
                                                              Notary Public

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

             On this ____ day of ____________, ____, before me personally came __________, to me personally known, who, being by me duly sworn, did depose and say that he resides in __________, __________; that he is a __________ of The First National Bank of Chicago, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                                       -------------------------
                                                              Notary Public

                                                                  Exhibit

                                                                  (Form 1)

                             [FORM OF FACE OF NOTE]

No.                                                               $

                            CHUBB CAPITAL CORPORATION

                                   % Note Due

             CHUBB CAPITAL CORPORATION, a New Jersey corporation (the "Issuer"),
for value received, hereby promises to pay to           or registered assigns,
at the office or agency of the Issuer in the Borough of Manhattan, the City of
New York, the principal sum of           Dollars on           , in such coin or
currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest,
semiannually on           and           of each year, commencing           ,
     , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the
          or        the           , as the case may be, next preceding the
date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this
Note, or unless no interest has been paid on these Notes, in which case from
            ,             , until payment of said principal sum has been made
or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding
the foregoing, if the date hereof is after the   day of           or          ,
as the case may be, and before the following           or           , this
Note shall bear interest from such          or           ; provided, that if
the Issuer shall default in the payment of interest due on such           or
          , then this Note shall bear interest from the next preceding
          or           , to which interest has been paid or, if no interest
has been paid on these Notes, from           . The interest so payable on any
          or           , will, subject to certain exceptions provided in the
Indenture referred to on the reverse hereof, be paid to the person in whose
name this Note is registered at the close of business on the           or
           , as the case may be, next preceding such           or           .

             The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

             Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

             This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

             IN WITNESS WHEREOF, Chubb Capital Corporation has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

    Dated:

                                               CHUBB CAPITAL CORPORATION

                                               By__________________________

                                               By__________________________

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

             This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                               THE FIRST NATIONAL BANK
                                               OF CHICAGO, as Trustee

                                               By__________________________
                                                    Authorized Officer

             [FOR PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE
CODE OF 1954, AS AMENDED, THE ISSUE PRICE OF THIS [      ] IS     % OF ITS
PRINCIPAL AMOUNT AND THE ISSUE DATE IS        ,   .]


                               [FORM OF GUARANTEE]

             The Chubb Corporation (the "Guarantor") hereby unconditionally guarantees to the holder of this Note duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this Note), on this Note and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Note, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Note and of the Indenture. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), interest (together with any additional amounts payable pursuant to the terms of this Note), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Note except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this Note), thereon.

             The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

             This guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been signed by the Trustee.

             IN WITNESS WHEREOF, The Chubb Corporation has caused this guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                                       THE CHUBB CORPORATION

                                                        By __________________

                                                        By __________________

                            [FORM OF REVERSE OF NOTE]

                           [Chubb Capital Corporation]

                                   % Note Due

             This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of October 25, 1989 (herein called the "Indenture"), among the Issuer, the Guarantor (as defined below) and The First National Bank of Chicago, as Trustee (herein called the "Trustee" which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the ___% Notes Due _______________ (the "Notes") of the Issuer, limited in aggregate principal amount to $______.

             [The Indenture contains provisions for the defeasance at any time of the entire indebtedness of this Note upon compliance by the Issuer of certain conditions set forth therein, which provisions apply to this Note.]

             In case an Event of Default, as defined in the Indenture, with respect to the ____% Notes _________ shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

             The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payments of principal, premium, if any, or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security so affected, or
(iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in such sections of the Indenture or the deletion of this proviso, in accordance with the requirements of the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

             No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

             The Notes are issuable in registered form without coupons in denominations of $_______ and any multiple of $_______ at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

             [The Notes may be redeemed at the option of the Issuer, as a whole, or from time to time in part, on any date [after [_______________] and] prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Notes at their last registered addresses, all as further provided in the Indenture, at the following optional redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:

             If redeemed during the twelve-month period beginning             ,

Year         Percentage             Year                 Percentage
- ----         ----------             ----                 ----------


                                                                  ]

             [As and for a sinking fund for the retirement of the Notes and so long as any of the Notes remain outstanding and unpaid, the Issuer will pay to the Trustee in cash [(subject to the right to deliver certain Notes in credit therefor as in the Indenture provided)], on or before
and on or before     in each year thereafter to and including     an amount
sufficient to redeem        $____________ principal amount of the Notes (or
such lesser amount equal to the principal amount then Outstanding) at 100% of the principal amount thereof (the "sinking fund redemption price"), together with accrued interest to the date fixed for redemption. The Notes shall be redeemed through the operation of the sinking fund as herein provided on and on each thereafter to and including on notice as set forth in the Indenture. [At its option the Issuer may pay into the sinking fund for the retirement of Notes, in cash except as provided in the Indenture, on or before
and on or before        in each year thereafter to and including       an
amount sufficient to redeem an additional principal amount of Notes up to but not to exceed $__________ at the sinking fund redemption price. To the extent that the right to such optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year.] The Trustee shall select Notes for redemption, by prorating, as nearly as may be, the principal amount of Notes to be redeemed among the Holders of Notes. The Trustee shall make such adjustments, reallocations and eliminations to such proration as it shall deem proper to the end that the principal amount of Notes so redeemed shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proration by an amount not exceeding $1,000. The Trustee in its discretion may determine the particular Notes (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part.]

             [Subject to the provisions of the Indenture, the Holder of this
Note is entitled, at its option, at any time on or before __________ (except that, in case this Note or any portion hereof shall be called for redemption, such right shall terminate with respect to this Note or portion hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture unless the Issuer defaults in making the payment due upon redemption), to convert the principal amount of this Note (or any portion hereof which is $1,000 or an integral multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of the Common Stock of the Guarantor, as said shares shall be constituted at the date of conversion, at the conversion price of $_____ principal amount of Notes for each share of Common Stock, or at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Note, together with the conversion notice hereon duly executed, to the Issuer at the designated office or agency of the Issuer in ____________________, accompanied (if so required by the Issuer) by instruments of transfer, in form satisfactory to the Issuer and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a record date and ending at the opening of business on the interest payment date next following such record date (unless this Note or the portion being converted shall have been called for redemption on a date fixed for redemption during such period), also be accompanied by payment in funds acceptable to the Issuer of an amount equal to the interest payable on such interest payment date on the principal amount of this Note then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the record date next preceding any interest payment date and on or before such interest payment date, to the right of the Holder of this Note (or any predecessor security) of record at such record date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Guarantor is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations, mergers or share exchanges to which the Guarantor is a party or the sale of substantially all of the assets of the Guarantor, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Note, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, share exchange or sale by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, share exchange or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). In the event of conversion of this Note in part only, a new Note or Notes for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

             Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

             The Issuer, the Guarantor, the Trustee and any authorized agent of the Issuer, the Guarantor or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Guarantor nor the Trustee nor any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

             No recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or any guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or the Guarantor or of any successor of either of them, either directly or through the Issuer or the Guarantor or any successor of either of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

             Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                         Exhibit

                                                                        (Form 2)

                     [FORM OF FACE OF ZERO COUPON SECURITY]

No.                                                       $

                            CHUBB CAPITAL CORPORATION

                                 Zero Coupon [ ]

             CHUBB CAPITAL CORPORATION, a New Jersey corporation (the "Issuer"),
for value received, hereby promises to pay to      or registered assigns, at the
office or agency of the Issuer in the Borough of Manhattan, The City of New
York, the principal sum of      Dollars on      , in such coin or currency of
the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The principal of this [_____]
shall not bear interest, except in the case of default in payment of principal upon acceleration, redemption or maturity, and in such case the amount in
default shall bear interest at the rate of     % per annum (to the extent
enforceable under applicable law) from the date of default in payment to the date such payment has been made or duly provided for, at said office or agency and in like coin or currency.

             The indebtedness evidenced by this [_____] is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this [_____] is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this [_____], by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

             Reference is made to the further provisions of this [_____] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

             This [_____] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

             IN WITNESS WHEREOF, Chubb Capital Corporation has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                        CHUBB CAPITAL CORPORATION

                        By______________________________

                        By______________________________


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

             This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                        THE FIRST NATIONAL BANK OF CHICAGO,
                          as Trustee

                       By________________________________
                               Authorized Officer

                               [FORM OF GUARANTEE]

             The Chubb Corporation (the "Guarantor") hereby unconditionally guarantees to the holder of this [_________] duly authenticated and delivered by the Trustee, the due and punctual payment of the principal and, premium if any, of (including any amount of respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this [_______]), on this __________ and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, and premium, if any, and conversion rights, if any, to the terms of this [_________], when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this __________ and of the [_______]. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), premium interest (together with any additional amounts payable pursuant to the terms of this [_____]), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this [_______], any modification of this [_______], any invalidity, irregularity or unenforceability of or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of this [_______] or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this [_______] or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this [_________] except by payment in full of the principal of (including any amount payable in respect or original issue discount), and interest, if any together with any additional amounts payable or conversion pursuant to the terms of this [________], thereon.

             The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer, with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

             This guarantee shall not be valid or become obligatory for any purpose with respect to this __________ until the certificate of authentication this Debenture shall have been signed by the Trustee.

             IN WITNESS WHEREOF, The Chubb Corporation has caused this guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                        THE CHUBB CORPORATION

                                         By______________________________

                                         By______________________________

                         [FORM OF REVERSE OF     ]

             FOR THE PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL
REVENUE CODE OF 1954, AS AMENDED, THE ISSUE PRICE OF THIS [   ] IS     % OF ITS
PRINCIPAL AMOUNT AND THE ISSUE DATE IS             ,     .

                           [CHUBB CAPITAL CORPORATION]

                             Zero Coupon [     ] Due

             This [    ] is one of a duly authorized issue of debentures, notes,
bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of October 25, 1989 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the
Indenture provided. This [    ] is one of a series designated as the Zero Coupon
[    ] Due of the Issuer, limited in aggregate principal amount to $          .

             In case an Event of Default, as defined in the Indenture, with
respect to the Zero Coupon [    ], shall have occurred and be continuing, (i)
that portion of the principal equal to the initial public offering price of
this [    ] plus accrued amortization of the original issue discount calculated using the "interest" method (computed in accordance with generally accepted
accounting principles in effect on the date of the Indenture) from       , to
the date of acceleration may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

             The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration or provable in bankruptcy, or change the currency of payment of principal, premium or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding necessary to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security affected or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, [provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in such sections of the Indenture or the Deletion of this proviso, in accordance with the requirements of the Indenture.] It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of, or interest, if any, on any of the Securities.
Any such consent or waiver by the Holder of this [    ] (unless revoked as
provided in the Indenture) shall be conclusive and binding upon such Holder
and upon all future Holders and owners of this [    ] and any [    ] which may
be issued in exchange or substitution therefor, irrespective of whether or not
any notation thereof is made upon this [    ] or such other [    ].

             No reference herein to the Indenture and no provision of this
[    ] or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest, if
any, on this [    ] in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

             The [    ] are issuable in registered form without coupons in
denominations of $     or any multiple of $     at the office or agency of the
Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment
of any service charge, [    ] may be exchanged for a like aggregate principal
amount of [    ] of other authorized denominations.

             [The [    ] may be redeemed at the option of the Issuer, as a
whole, or from time to time in part, on any date prior to maturity, upon
mailing a notice of such redemption to the holders of [    ] at their last
registered addresses, all as further provided in the Indenture, at the redemption price of 100% of the principal amount thereof.]

             Subject to the provisions of the Indenture, the Holder of this
[    ] is entitled, at its option, at any time on or before        (except
that, in case this [    ] or any portion hereof shall be called for
redemption, such right shall terminate with respect to this [    ] or portion
hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture unless the Issuer defaults in making the payment due upon redemption), to convert the principal
amount of this [    ] (or any portion hereof which is $1,000 or an integral
multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of the Common Stock of the Guarantor, as said shares shall be constituted at the date of conversion, at the
conversion price of $       principal amount of [    ]
for each share of Common Stock, or at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this [______], together with the conversion notice hereon duly executed, to the Issuer at the designated office or agency of the Issuer in ____________________, accompanied (if so required by the Issuer) by instruments of transfer, in form satisfactory to the Issuer and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a record date and ending at the opening of business on the interest payment date next following such record date (unless this [_____] or the portion being converted shall have been called for redemption on a date fixed for redemption during such period), also be accompanied by payment in funds acceptable to the Issuer of an amount equal to the interest payable on such interest payment date on the principal amount of this [_____] then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the record date next preceding any interest payment date and on or before such interest payment date, to the right of the Holder of this [_____] (or any predecessor security) of record at such record date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Guarantor is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations, mergers or share exchanges to which the Guarantor is a party or the sale of substantially all of the assets of the Guarantor, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this [______] shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, share exchange or sale by a holder of the number of shares of Common Stock into which this [_____] might have been converted immediately prior to such consolidation, merger, share exchange or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). In the event of conversion of this [______] in part only, a new [_____] or [_____] for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

             Upon due presentment for registration of transfer of this [    ] at
the office or agency of the Issuer in the Borough of Manhattan, The City of New
York, a new [    ] or [    ] of authorized denominations for an equal aggregate
principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

             The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute
owner of this [    ] (whether or not this [    ] shall be overdue and
notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment hereof, or on account hereof, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

             No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any
[    ], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

             Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                        Exhibit

                                                                        (Form 3)

                        [FORM OF FACE OF EXTENDIBLE NOTE]

No.                                                           $

                            CHUBB CAPITAL CORPORATION

                             - Year Extendible Note

             CHUBB CAPITAL CORPORATION, a New Jersey corporation (the "Issuer"),
for value received, hereby promises to pay to          or registered assigns, at
the office or agency of the Issuer in the Borough of Manhattan, The City of New
York, the principal sum of          Dollars on          , in such coin or
currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, (at the rate per annum from time to time in effect as described below)
semiannually on          and          of each year, commencing          ,     ,
on said principal sum at said office or agency, in like coin or currency, from
the          or the          , as the case may be, next preceding the date of
this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or
unless no interest has been paid on these Notes, in which case from          ,
    , until payment of said principal sum has been made or duly provided; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. Notwithstanding the foregoing,
if the date hereof is after the day of          or          , as the case may
be, and before the following          or          , this Note shall bear
interest from such or ; provided, however, that if the Issuer shall default in
the payment of interest due on such          or          , then this Note shall
bear interest from the next preceding or          , to which interest has been
paid or, if no interest has been paid on these Notes, from          . The
interest so payable on any or          , will, subject to certain exceptions
provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on such or
, as the case may be, next preceding such          or          .

             Interest on these Notes is payable at the rate of     % per annum
from through          , and for each   -month period beginning          , and
      , at a rate per annum established by the Issuer on the         preceding
each such     , or at a rate per annum determined by a method established by
the Issuer on the preceding each such          . The Issuer shall establish the
interest rate or method to be used to determine such interest rate by delivery
to the Trustee of an Officers' Certificate on such          . On or before the
prior to the commencement of the   -month period to which it applies, the
Trustee  shall cause notice of such interest rate or the method to be used in
ascertaining the interest rate on the following          and the interest rate
that would have been applicable to such   -month period had such determination
been made as of such          , all as specified in the aforesaid Officers'
Certificate, to be mailed to each holder of these Notes. The Issuer shall cause
notice of the interest rate established as of the          preceding the
commencement of the -month period to be enclosed with the interest payment
checks mailed to the    Holders of the Notes for the period ending on the
following such          .

             The Notes of this series are subject to repayment on          ,
          ,          and          , at the option of the Holders thereof
exercisable on or before the          , but not prior to the
preceding such          , at a repayment price equal to the principal amount
thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.

             The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

             Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

             This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

             IN WITNESS WHEREOF, Chubb Capital Corporation has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

    Dated:

                                                CHUBB CAPITAL CORPORATION

                                                By______________________________

                                                By______________________________

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

             This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              THE FIRST NATIONAL BANK OF CHICAGO
                                                as Trustee

                                              By________________________________
                                                       Authorized Officer

                 [FORM OF REVERSE OF      -YEAR EXTENDIBLE NOTE]

                              The Chubb Corporation

                              -Year Extendible Note

             This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (the "Securities") of the series hereinafter specified, all issued or to be issued under an indenture dated as of October __, 1989 (herein called the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Chicago, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series
designated as the     -Year Extendible Notes of the Issuer, limited in aggregate
principal amount to $   .

             The         -Year Extendible Notes may be redeemed at the option of
the Issuer as a whole or in part, or from time to time in part, on any date (i)
on or after          ,           , and prior to            ,                (ii)
on or after             ,      , and prior to      , (iii) on or after      ,
      , and prior to      , and (iv) on or after      , and prior to maturity
upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Notes at their last registered addresses, all as further provided in the Indenture at 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. If this Note is redeemed in part, the principal amount that
remains Outstanding shall not be less than $             .]

             In case an Event of Default, as defined in the Indenture, with respect to the -Year Extendible Notes, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

             The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or provable in bankruptcy, or change the currency of payment of principal, premium or interest, or extend the time or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected or (iii) reduce the percentage of Securities of this series outstanding to consent to waive any past default under the Indenture to less than a majority, without the consent of the Holder of each Security affected, or (iv) modify the provisions of the sections of the Indenture dealing with supplementary indentures or waivers of covenants, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, [provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in such sections of the Indenture or the Deletion of this proviso, in accordance with the requirements of the
Indenture.] It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest, on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and
any     -Year Extendible Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this
Note or such other        -Year Extendible Notes.

             No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

             The            -Year Extendible Notes are subject to repayment in
whole, or in part, on            ,          ,            and              , in
increments of $            or multiples of $             in excess of $       ,
provided that the portion of the principal amount of any        -Year
Extendible Note not being repaid shall be at least $           , at the option
of the Holders thereof at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date. For this Note to be repaid at the option of the Holder, the Issuer must receive at its office or agency in the Borough of Manhattan, The City of New
York, on or before the             , or, if such            is not a Business
Day, the next succeeding Business Day, but not earlier than the        prior
to the        on which the repayment price will be paid (i) this Note, with the form entitled "Option to Elect Repayment" below duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or
a commercial bank or trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the amount of such Note to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Issuer no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Note and form duly completed are received by the Issuer by such fifth Business Day. Either form of notice duly received on or before the
___________ preceding any such             shall be irrevocable. All questions
as to the validity, eligibility (including time of receipt) and acceptance of any Notes for repayment will be determined by the Issuer, whose determination shall be final and binding.

             The         -Year Extendible Notes are issuable in registered
form without coupons in denominations of $     and any multiple of $       at
the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the
Indenture, but without  the payment of any service charge,       -Year
Extendible Notes may be exchanged for a like aggregate principal amount of -Year Extendible Notes of other authorized denominations.

             [Subject to the provisions of the Indenture, the Holder of this
Note is entitled, at its option, at any time on or before __________ (except that, in case this Note or any portion hereof shall be called for redemption, such right shall terminate with respect to this Note or portion hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture unless the Issuer defaults in making the payment due upon redemption), to convert the principal amount of this Issuer (or any portion hereof which is $1,000 or an integral multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of the Common Stock of the Guarantor, as said shares shall be constituted at the date of conversion, at the conversion price of $_____ principal amount of Notes for each share of Common Stock, or at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Note, together with the conversion notice hereon duly executed, to the Issuer at the designated office or agency of the Issuer in ____________________, accompanied (if so required by the Issuer) by instruments of transfer, in form satisfactory to the Issuer and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a record date and ending at the opening of business on the interest payment date next following such record date (unless this Note or the portion being converted shall have been called for redemption on a date fixed for redemption during such period), also be accompanied by payment in funds acceptable to the Issuer of an amount equal to the interest payable on such interest payment date on the principal amount of this Note then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the record date next preceding any interest payment date and on or before such interest payment date, to the right of the Holder of this Note (or any predecessor security) of record at such record date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Guarantor is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations, mergers or share exchanges to which the Guarantor is a party or the sale of substantially all of the assets of the Guarantor, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, share exchange or sale by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, share exchange or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). In the event of conversion of this Note in part only, a new Note or Notes for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

             The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon, for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

             No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture
supplemental thereto or in any        -Year Extendible Note, or because of the
creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

          Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                       [FORM OF OPTION TO ELECT REPAYMENT]

                            Option to Elect Repayment

             The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(Please Print or Typewrite Name and Address of the Undersigned)

             For this Note to be repaid the Issuer must receive at its office or agency in the Borough of Manhattan, The City and State of New York, or at such additional place or places of which the Issuer shall from time to time notify
the holder of the within Note, on or before the        or, if such
is not a Business Day, the next succeeding Business Day, but not earlier than
the               prior to                  ,               ,                and
         , (i) this Note with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of the Note, the principal amount of the Note, the amount of the Note to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Issuer not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Note and form duly completed are received by the Issuer by such fifth Business Day.

             If less than the entire principal amount of the within Note is to
be repaid, specify the portion thereof (which shall be $          or an integral
multiple of $              in excess of $           ) which the Holder elects to
have repaid:  $     ; and specify the denomination or denominations (which shall
be $       or multiple of

$              in excess of $         ) of the         -Year Extendible Note or
Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of such specification, one such Note will be issued for
the portion not being repaid); $           .

Dated:

                                      --------------------------------------
                                      Note: The signature to this Option to
                                      Elect Repayment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any other change whatsoever.

                               [FORM OF GUARANTEE]

             The Chubb Corporation (the "Guarantor") hereby unconditionally guarantees to the holder of this [_________] duly authenticated and delivered by the Trustee, the due and punctual payment of the principal and, premium if any, of (including any amount of respect of original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this [_______]), on this __________ and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant, and premium, if any, to the terms of this [_________], when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this __________ and of the [_______]. In case of default by the Issuer in the payment of any such principal (including any amount in respect of original issue discount), premium interest (together with any additional amounts payable pursuant to the terms of this [_____]), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this [_______], any modification of this [_______], any invalidity, irregularity or unenforceability of or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Issuer with respect thereto by the holder of this [_______] or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this [_______] or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this [_________] except by payment in full of the principal of (including any amount payable in respect or original issue discount), and interest, if any (together with any additional amounts payable pursuant to the terms of this [________], thereon.

             The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder
(i) to be subrogated to the rights of a Holder against the Issuer, with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

             This guarantee shall not be valid or become obligatory for any purpose with respect to this Debenture until the certificate of authentication this Debenture shall have been signed by the Trustee.

             IN WITNESS WHEREOF, The Chubb Corporation has caused this guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                              THE CHUBB CORPORATION

                                              By________________________________

                                              By________________________________

                       [FORM OF OPTION TO ELECT REPAYMENT]

                            Option to Elect Repayment

             The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of the Undersigned)

             For this Note to be repaid the Issuer must receive at its office or agency in the Borough of Manhattan, The City and State of New York, or at such additional place or places of which the Issuer shall from time to time notify
the holder of the within Note, on or before the            or, if such
is not a Business Day, the next succeeding Business Day, but not earlier than
the          prior to          ,         ,          and             , (i) this
Note with this "Option to Elect Repayment" form duly completed or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the holder of the Note, the principal amount of the Note, the amount of the Note to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by the Issuer not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Note and form duly completed are received by the Issuer by such fifth Business Day.

             If less than the entire principal amount of the within Note is to
be repaid, specify the portion thereof (which shall be $          or an integral
multiple of $             in excess of $           ) which the Holder elects to
have repaid:  $     ; and specify the denomination or denominations (which shall
be $       or multiple of $             in excess of $         ) of the
- -Year Extendible Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of such specification, one such Note will be issued for the portion not being
repaid); $    .

Dated:

                                          --------------------------------------
                                          Note: The signature to this Option to
                                          Elect Repayment must correspond with
                                          the name as written upon the face of
                                          the Note in every particular without
                                          alteration or enlargement or any
                                          other change whatsoever.